William Blair 39th Annual Growth Stock Conference Mark Tarr, President and Chief Executive Officer June 5, 2019

Forward-looking statements The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, a potential settlement of the pending DOJ investigation, capital expenditures, acquisition and other development activities, cyber security, dividend strategies, repurchases of securities, effective tax rates, financial performance, financial assumptions, business model, balance sheet and cash flow plans, disintermediation, and shareholder value-enhancing transactions. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2018, Form 10-Q for the quarter ended March 31, 2019, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note Regarding Presentation of Non-GAAP Financial Measures This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. The Company’s Form 8-K, dated June 4, 2019, to which the following presentation is attached as Exhibit 99.1, provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this presentation. Schedules that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States are included in that Form 8-K. Encompass Health 2

Company overview Encompass Health 3

Company overview - Inpatient Rehabilitation Encompass Health 4

Company overview - Home Health and Hospice Encompass Health 5

Market Overlap Inpatient Rehabilitation and Home Health 81 of EHC's IRFs have an EHC home health location within the service area. Encompass Health 6

Quality Inpatient Home Health Rehabilitation Discharge to 30-day hospital community readmission 300 bps better 79.3% 17.2% 140 bps better 76.3% 15.8% Industry Average Encompass Health Industry Average Encompass Health 295 certified clinical programs Developed programs to create including 113 hospitals with stroke- physician-specific custom treatment specific certifications protocols for higher acuity patients Encompass Health 7

Cost Effectiveness Inpatient Average Average Average Rehabilitation Average Medicare Case Cost Payment Beds Discharges Mix per per per IRF per IRF Index Discharge Discharge Encompass Health 67 951 1.28 $13,622 $20,315 Industry Average 34 358 1.25 $18,388 $21,159 (25.9)% lower Average Average Average Revenue Visits Average Revenue Home Health 2018 per per Cost per Visit Episodes Episode Episode per Visit (all payors) Encompass Health 243,698 $2,968 17.6 $76 $162 Public Peer Average 315,713 $2,869 17.9 $86 $145 (11.6)% lower Encompass Health 8

Both Segments Benefit from a Demographic Tailwind: Growth in the Medicare Beneficiary Population Projected Population of Age 65+ Baby Boomer wave Millions reaches average age of an Encompass Health 80 Medicare patient (~76). 70 60 ~3% CAGR CAGR (Population Growth by Age) 50 Age 2014 2018 2022 40 46% 46% to 2018 to 2022 to 2026 45% (30.7M) (33.3M) 43% (26.8M) 70-74 4.9% 3.7% 2.5% 30 41% (22.7M) (19.0M) 75-79 4.0% 5.0% 4.9% 20 10 0 2014 2018 2022 2026 2030 Age 65-69 Age 70-79 Age 80+ Encompass Health 9

Multi-faceted Growth Strategy Track record of consistent market share gains driven by clinical programs IRF organic growth supplemented by bed additions De novos and acquisitions complement organic growth Maturation of acquired home health locations Home health acquisitions and new-location growth prioritized in Encompass Health IRF markets without current overlap Build additional scale in hospice via acquisitions and de novos Encompass Health 10

IRF Growth Target 4 to 6 new IRFs per year Inpatient Rehabilitation Facilities # of New Beds... 2019 2020 De Novo: 1) Murrieta, CA 50 — 2) Katy, TX 40 — 3) Sioux Falls, SD — 40 4) Coralville, IA — 40 5) Lubbock, TX (joint venture) 40 — 6) Boise, ID (joint venture) 40 — Bed Additions ~150 ~100 ~320 ~180 Encompass Health 11

Home Health and Hospice Growth Camellia Home Health 14 Hospice 18 Other Acquisitions & Other Acquisitions & New Locations Opened New Locations Opened Home Health 10 Home Health 9 Hospice 8 Hospice 4 2015 2016 2017 2018 2019 CareSouth Other Acquisitions & Alacare Home Health 44 New Locations Opened Home Health 23 Hospice 3 Home Health 15 Hospice 23 Hospice 2 Other Acquisitions & Other Acquisitions & New Locations Opened New Locations Opened Home Health 15 Home Health 2 Hospice 4 Hospice 1 Encompass Health 12

Operational initiatives support our growth strategy Increase clinical collaboration Build stroke market share Further develop post-acute solutions Encompass Health 13

Clinical collaboration in overlap markets Improving the patient experience and outcomes while reducing total costs through Encompass Health IRF discharges to:integrated care delivery 33.5% 36.0% Collaboration rate Collaboration rate EHC Home Health Non-EHC Home Health 5,409 5,830 250 Basis points year-over-year increase Near-term objective = 81 of the Company's IRFs have an EHC home health 10,726 10,348 40% location within the service area. Q1 2018 Q1 2019 Encompass Health 14

# Building stroke market share

Leveraging our:

- strategic sponsorship with the AHA/ASA
- clinical collaboration
- joint commission certifications

Encompass Health | American Stroke Association. A division of the American Heart Association. Together to End Stroke


~800,000
strokes per year in the U.S.
~142,000
deaths from stroke
~32,000
strokes treated in EHC IRFs
~626,000 strokes
EHC's 3-year stroke CAGR is ~6%.

**113** EHC IRFs hold stroke-specific certifications.

Continue to increase market share by focusing on IRF- eligible stroke patients going to SNFs and non-EHC IRFs; view our Life After Stroke guide at: https://ehc.news/LifeAfterStroke

Stroke cases account for ~1/3 of EHC's Medicare Advantage volume.

Encompass Health 15

# Post-acute solutions

**Our post-acute solutions will leverage our clinical expertise, large post-acute datasets, EMR technologies, and strategic partnerships to drive improved patient outcomes and lower cost of care across the entire post-acute episode.**

## 2018

- Modified and implemented Cerner's HealtheCare module; created a longitudinal patient record to manage patients across the post-acute continuum
  - piloting in Tyler, Texas
- Deployed ReAct in all of our hospitals
- Developed 90-day post-acute readmission prediction model
  - piloting in Tyler, Texas and Petersburg, Virginia
- Began utilizing care navigators to follow a patient throughout an episode of care

## 2019

- Refine 90-day post-acute readmission prediction model; deploy to additional EHC hospitals
  - expanded pilot to seven hospitals in the Houston, Texas market in April 2019
- Design and implement post-acute care clinical decision support tools
- Design and implement quality reporting tool for building preferred provider networks
- Create a provider hub to automate market analysis tools for quality reporting across episodes
- Use Medalogix for home health care plan optimization and to reduce emergency room visits and hospital readmissions

Encompass Health 16

Free cash flow priorities (In Millions) 2018 2019 Actuals Assumptions Growth in core business IRF bed expansions $22.3 $40 to $50 New IRFs - De novos 76.4 85 to 115 - Acquisitions - opportunistic - Replacement IRFs and other 24.5 90 to 110 Home health and hospice acquisitions - Alacare Home Health and Hospice - 217.5 - Camellia Healthcare 131.4 - - All other 12.5 ~50 $482 to $543, excluding $267.1 IRF acquisitions Debt reduction Debt redemptions (borrowings), net $63.3 opportunistic Shareholder distributions Cash dividends on common stock $100.8 ~$108 Purchase of Home Health Rollover shares and exercise of SARs 69.4 TBD Common stock repurchases - opportunistic $233.5 $TBD Encompass Health 17

Strong and sustainable business fundamentals Attractive healthcare sectors Industry leading positions Cost-effectiveness Real estate ownership Financial strength Growth opportunities Encompass Health 18

Committed to delivering high-quality, cost-effective integrated care across the healthcare continuum